Note 6 - Earnings Per Share	12 Months Ended
Mar. 31, 2020
Notes to Financial Statements
Earnings Per Share [Text Block]
6
.   EARNINGS PER SHARE

Basic and dilutive net earnings (loss) per share is computed based on the following information:

	Year Ended March 31
	20 20	2019
Basic
Net earnings (loss)	$(5,249,210)	$5,099,924
Weighted average common shares	7,000,403	7,010,266
Dilutive
Net earnings (loss)	$(5,249,210)	$5,099,924
Weighted average common shares and common share equivalents	7,000,403	7,010,266